SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

          Texas                      1-6402-1                 74-1488375
(State or other jurisdiction     (Commission file         (I. R. S. employer
    of incorporation)                 number)           identification number)

         1929 Allen Parkway, Houston, Texas                     77019
      (Address of principal executive offices)                (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141


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Item 9. Regulation FD Disclosure

      On May 13, 2004, Service Corporation International issued a press release announcing its intention to call for redemption all of its 6.75% Convertible Subordinated Notes Due 2008. Service Corporation International also issued a second press release on May 13, 2004 clarifying the process of redeeming its outstanding 6.75% Convertible Notes.

      The first press release dated May 13, 2004 is furnished as Exhibit 99.1 to this Form 8-K and the second press release issued the same date is furnished as
Exhibit 99.2 to this Form 8-K. The information in this Current Report on Form 8-K, including the exhibits, is being furnished pursuant to Regulation FD and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 14, 2004                    SERVICE CORPORATION INTERNATIONAL

                                         By: /s/ Eric D. Tanzberger
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                                         Eric D. Tanzberger
                                         Vice President and Corporate Controller


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                                  Exhibit Index

         Exhibit Number                            Description
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   99.1                           Press release, dated May 13, 2004, issued by
                                  Service Corporation International
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   99.2                           Press release, dated May 13, 2004, issued by
                                  Service Corporation International
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